UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 16, 2016

RURAL ELECTRIC COOPERATIVE GRANTOR TRUST (KEPCO) SERIES 1997
(Exact name of registrant as specified in its charter)

New York	333-25029	36-7233686
(State or other jurisdic-	(Commission File	(IRS Employer
tion of incorporation)	Number)	Identification No.)

National Rural Utilities Cooperative
Finance Corporation
20171 Cooperative Way, Dulles, VA		20166
(Address of principal executive offices)		(ZIP Code)

Registrant's telephone number, including area code:		(703) 467-1800

(Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR) 240.13e-4(c))

Item 8.01	Other Events

In accordance with Section 5.1 of the First Amendment to the Trust Agreement, a semi-annual report dated
December 16, 2016 was sent to certificateholders. A copy of the report appears as an exhibit to this filing.

Item 9.01	Financial Statements and Exhibits

Exhibits

The following exhibit is filed herewith:
	20.1	Semi-annual Report to Certificate holders dated December 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

/s/ J. ANDREW DON
J. Andrew Don Senior Vice President and Chief Financial Officer

December 16, 2016